Earnings per share	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
Earnings per share	Earnings per share
Basic and diluted earnings per share of Class A and Class B common stock is computed by dividing net income/(loss) by the weighted average number of Class A and Class B common stock outstanding during the same period. Diluted earnings per share is calculated using our weighted-average outstanding common shares including the dilutive effect of stock awards as determined under the treasury stock method.
The following table presents our basic and diluted earnings per share:

	Year Ended December 31,
(€ thousands, except per share data)	2025	2024	2023
Numerator:
Net income/(loss)	€11,220	€(23,698)	€(164,476)

Denominator:
Weighted average shares of Class A and Class B common stock outstanding:
Basic	352,297	349,622	344,937
Diluted	357,589	349,622	344,937

Net income/(loss) per share:
Basic	€0.03	€(0.07)	€(0.48)
Diluted	€0.03	€(0.07)	€(0.48)
For the years ended December 31, 2025, 2024 and 2023, approximately 12 million, 32 million, and 27 million, respectively, of outstanding stock-based awards have been excluded from the calculations of diluted earnings per share because their inclusion would have been antidilutive. In periods of net income, stock-based awards are considered antidilutive and are excluded if the exercise or conversion price exceeds the average market price of our stock for the period under the treasury stock method.